SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant | |


Check the appropriate box:
| | Preliminary proxy statement
| | Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive proxy statement
| | Definitive additional materials
| | Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          Connecticut Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                          Connecticut Bancshares, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
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(2) Aggregate number of securities to which transactions applies:
                              N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4) Proposed maximum aggregate value of transaction:
                              N/A
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(5)      Total fee paid:
                              N/A
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| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                             N/A
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                             N/A
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(3)      Filing party:
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(4)      Date filed:
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




                                 August 18, 2000



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Connecticut Bancshares, Inc. The meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on Monday, October 2, 2000, at 10:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Arthur Andersen LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ Richard P. Meduski

                                           Richard P. Meduski
                                           President and Chief Executive Officer

                          CONNECTICUT BANCSHARES, INC.
                                 923 MAIN STREET
                          MANCHESTER, CONNECTICUT 06040
                                 (860) 646-1700

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 2, 2000

--------------------------------------------------------------------------------

         Connecticut Bancshares, Inc. (the "Company") will hold its annual meeting of stockholders at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on Monday, October 2, 2000, at 10:00 a.m., local time, for the following purposes:

         1.   To elect five directors to serve for a term of three years;

         2. To approve the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan;

         3. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

         4. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on August 4, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Carole L. Yungk

                                              Carole L. Yungk
                                              Corporate Secretary


Manchester, Connecticut
August 18, 2000


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                          CONNECTICUT BANCSHARES, INC.

--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 2, 2000

--------------------------------------------------------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Connecticut Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for The Savings Bank of Manchester (the "Bank"). The annual meeting will be held at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut, on Monday, October 2, 2000, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about August 18, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on August 4, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. Your broker or nominee has enclosed a voting instruction form for you to use in directing the broker or nominee on how to vote your shares.

         As of the close of business on August 4, 2000, a total of 11,232,000 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of the 10% limit. In addition, the Company's Certificate of Incorporation provides that no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 5% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of the 5% limit, unless the beneficial owner owns, holds or controls such shares in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company.

ATTENDING THE MEETING


         If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. Cumulative voting is prohibited.

         In voting on the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan") and the ratification of the appointment of Arthur Andersen LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The adoption of the Incentive Plan requires the affirmative vote of a majority of the votes eligible to be cast. Broker non-votes and abstentions will have the effect of a vote against this proposal. The ratification of Arthur Andersen LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

VOTING BY PROXY

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. If you are a stockholder of record (i.e., do not hold your shares in street name), you may vote by proxy either by completing the enclosed proxy card and mailing it in the postage-prepaid envelope provided, by telephone or by Internet. Please see the enclosed proxy card for instructions for telephone and Internet proxy voting.

         If you choose to vote by proxy by completing and mailing the enclosed proxy card, all shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES, "FOR" THE INCENTIVE PLAN AND "FOR" RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS.


         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement.

         The Company will pay the cost of solicitation of proxies on behalf of its Board of Directors. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $8,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

PARTICIPANTS IN THE BANK'S ESOP AND SAVINGS PLAN

         If you participate in The Savings Bank of Manchester Employee Stock Ownership Plan (the "ESOP"), or if you hold shares of Company common stock through The Savings Bank of Manchester Savings Plan, you will receive with this proxy statement a voting instruction form for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to the participant's plan account. As of August 4, 2000, no shares have been allocated to participants' accounts under the ESOP. However, for the sole purpose of voting on the matters presented at the annual meeting, each participant will be deemed to have one share allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the Savings Plan, a participant is entitled to direct the trustee as to the shares credited to his or her account. The trustee will vote all shares for which no directions are given or for which timely instructions were not received in the same proportion as shares for which the trustee received timely voting instructions. The deadline for returning your voting instructions to each of the plan's trustees is September 25, 2000.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of August 4, 2000, about persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which the person has, directly or indirectly, sole or shared voting or investment power.

                                                                                             PERCENT OF
                                                                NUMBER OF SHARES            COMMON STOCK
NAME AND ADDRESS                                                      OWNED                OUTSTANDING(1)
----------------                                              --------------------       -----------------
The Savings Bank of Manchester                                     898,560(2)                   8.0%
Employee Stock Ownership Plan
923 Main Street
Manchester, CT  06040

SBM Charitable Foundation, Inc. (the "Foundation")                 832,000(3)                   7.4%
923 Main Street
Manchester, CT  06040
------------------------

(1) Based on 11,232,000 shares of Company common stock outstanding and entitled to vote as of August 4, 2000.
(2) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. As of August 4, 2000, no shares have been allocated to participants. However, for the sole purpose of voting on the matters presented at the annual meeting, each participant shall be deemed to have one share allocated to his or her account solely for the purpose of providing the ESOP trustee with voting instructions. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants.
(3) The Foundation was established and funded in connection with the Bank's conversion to stock form on March 1, 2000. The terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of the Company's common stock on all proposals considered by stockholders of the Company.

         The following table provides information as of August 4, 2000 about the shares of Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table appearing later in this proxy statement and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                NUMBER OF         PERCENT OF
                                                 SHARES          COMMON STOCK
NAME                                             OWNED          OUTSTANDING(1)
----                                            ---------       --------------

Thomas A. Bailey..........................    10,000(2)               *
Richard P. Meduski........................    25,000(3)               *
A. Paul Berte.............................     3,091                  *
Timothy J. Devanney.......................     7,650(4)(5)            *
M. Adler Dobkin...........................    10,000                  *
Sheila B. Flanagan........................    25,000(6)               *
John D. LaBelle, Jr.......................     6,000(7)               *
Eric A. Marziali..........................    25,000                  *
Jon L. Norris.............................     2,500                  *
William D. O'Neill........................    29,000(5)               *
Laurence P. Rubinow.......................    25,000(8)               *
John G. Sommers...........................    25,000(9)               *
Thomas E. Toomey..........................     3,000(10)              *
Gregory S. Wolff..........................    20,000(11)              *
Charles L. Pike...........................    25,000(12)              *
Douglas K. Anderson.......................    26,640(13)              *
Nicholas B. Mason.........................    11,997(14)              *
Roger A. Somerville.......................    10,510(15)              *
All Directors and Executive Officers
   as a Group (18 persons)................   281,888(5)              2.51%

-----------------------------------
*Less than 1.0% of shares outstanding.
(1) Based on 11,232,000 shares of Company common stock outstanding and entitled to vote as of August 4, 2000.
(2)  Includes 10,000 shares held by Mr. Bailey's spouse.
(3) Includes 25,000 shares held in trust as part of The Savings Bank of Manchester Savings Plan over which the beneficial owner has shared voting power.
(4) Includes 450 shares held by Mr. Devanney's children, 200 shares held by Mr. Devanney as custodian for his children under the Connecticut UGMA and 2,000 shares represents Mr. Devanney's beneficial interest of shares owned by Highland Park Market of Glastonbury, Inc. and by Highland Park Market, Inc.
(5) Includes 4,000 shares owned by the St. James School Foundation, Inc. Messrs. Devanney and O'Neill serve as trustees of the Foundation and share voting control with others with respect to the shares owned by the Foundation.
(6) Includes 18,000 shares held by Ms. Flanagan's spouse's individual retirement account and 7,000 shares held in a separate trust in which Guarantee Trust Company serves as trustee.
(7) Includes 1,000 shares held by Mr. LaBelle's spouse, 1,500 shares held by Mr. LaBelle's wife as custodian for their children, 1,000 shares held in a separate trust in which the Guarantee Trust Company serves as trustee and 1,000 shares held in a separate trust through the LaBelle, LaBelle, Naas & Horvan, P.C. Profit Sharing Plan.
(8) Includes 5,000 shares held by Mr. Rubinow's son and 7,500 shares held by Mr. Rubinow's spouse.
(9) Includes 10,000 shares representing Mr. Sommers' beneficial interest of shares owned by Allied Printing Services, Inc.
(10) Includes 1,000 shares held by Mr. Toomey's spouse.
(11) Includes 12,499 shares held by Mr. Wolff's individual retirement account.
(12) Includes 25,000 shares held in trust by The Savings Bank of Manchester Savings Plan over which the beneficial owner has shared voting power.
                                             (footnotes continued on next page)

(13) Includes 16,000 shares held in trust by The Savings Bank of Manchester Savings Plan over which the beneficial owner has shared voting power, 2,000 shares held by Mr. Anderson's children, 100 shares held by Mr. Anderson's spouse and 8,500 shares held in a separate trust in which the Guarantee Trust Company serves as trustee.
(14) Includes 1,000 shares held by Mr. Mason's spouse and 9,000 shares held in trust by The Savings Bank of Manchester Savings Plan over which the beneficial owner has shared voting power.
(15) Includes 300 shares held by Mr. Somerville's spouse's individual retirement account and 10,210 shares held in trust by The Savings Bank of Manchester Savings Plan over which the beneficial owner has shared voting power.


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             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

         The five nominees for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No nominee was nominated according to an agreement or understanding between he and the Company.

         After obtaining stockholder approval of the Incentive Plan, the Company will consider granting stock awards and options to directors, officers and employees of the Company and the Bank under the Incentive Plan.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Company's Board of Directors consists of fourteen members. Thirteen directors are independent and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Messrs. A. Paul Berte, John D. LaBelle, Jr., Jon L. Norris, Laurence P. Rubinow and Gregory S. Wolff, each of whom is a director of the Company and the Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual's biography is as of August 4, 2000. The indicated period for service as a director includes service as a director of the Bank. There are no family relationships among the directors except that Mr. Toomey's niece is married to Mr. Devanney.

                       NOMINEES FOR ELECTION AS DIRECTORS

         A. Paul Berte is a self-employed attorney in Manchester, Connecticut. Mr. Berte is 59 years old and has been a director since 1993.

         John D. LaBelle, Jr. is a principal with the law firm of LaBelle, LaBelle, Naab & Horvath P.C., Manchester, Connecticut. Mr. LaBelle is 51 years old and has been a director since 1991.

         Jon L. Norris is the co-owner and operator of Independent Insurance Center, Inc., a full-service insurance agency in which he is also a principal financial partner. Mr. Norris is 59 years old and has been a director since 1996.

         Laurence P. Rubinow is the President and Chief Executive Officer of the law firm of Woodhouse, Rubinow & Macht, P.C., located in Manchester, Connecticut. Mr. Rubinow is the son of Eleanor S. Rubinow, a Director Emeritus. Mr. Rubinow is 55 years old and has been a director since 1996.

         Gregory S. Wolff is the Chairman of Wolff-Zackin & Associates Inc., an insurance agency located in Vernon, Connecticut. Mr. Wolff is 48 years old and has been a director since 1997.

                         DIRECTORS CONTINUING IN OFFICE

         The following directors have a term ending in 2001:

         Thomas A. Bailey has served as the Chairman of the Board of the Bank since 1990 and Chairman of the Board of the Company since its formation in 1999. He is a retired attorney and a former partner in the law firm of Gilman & Marks, Hartford, Connecticut. Mr. Bailey is 70 years old and has been a director since 1974.

         Richard P. Meduski has served as the President and Treasurer of the Bank since 1988 and the President and Chief Executive Officer of the Company since its formation in 1999. Mr. Meduski is 55 years old and has been a director since 1983.

         John G. Sommers is the President of Allied Printing Services Inc., a commercial printing company, located in Manchester, Connecticut. Mr. Sommers is 45 years old and has been a director since 1993.

         Thomas E. Toomey is the Executive Vice President of Marketing Specialists, Inc., a marketing firm. Until 1997, he was the President of Toomey DeLong Food Brokers, a wholesale grocer, which no longer operates. Mr. Toomey is 67 years old and has been a director since 1981.

         The following directors have a term ending in 2002:

         Timothy J. Devanney is the President of Highland Park Market of Manchester and Highland Park Market of Glastonbury, and a Member of Highland Park Market of Farmington L.L.C., all of which are retail grocery businesses. Mr. Devanney is 48 years old and has been a director since 1999.

         M. Adler Dobkin is Vice President of Rayco, Inc., a metal finishing facility. He was previously its President. Mr. Dobkin is 69 years old and has been a director since 1976.

         Sheila B. Flanagan is a retired attorney and acted as a consultant between 1996 and 1999. Before 1996, she served as in-house counsel to the Massachusetts Mutual Life Insurance Company. Ms. Flanagan is 59 years old and has been a director since 1987.

         Eric A. Marziali has served as the President of United Abrasives, Inc. and SAIT Overseas Trading and Technical Corp., and Vice President of United Abrasives Canada, Inc., all related entities, which manufacture abrasive products, since 1982. Mr. Marziali is 41 years old and has been a director since 1999.

         William D. O'Neill is a consultant to Fuss & O'Neill Inc. and served as its President until June 1999. Fuss & O'Neill is a civil and environmental engineering firm with headquarters in Manchester, Connecticut and offices in Massachusetts, Rhode Island and Vermont. Mr. O'Neill is 61 years old and has been a director since 1998.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. The Board of Directors of the Bank generally meets monthly and may have additional meetings as needed. During 1999, the Board of Directors of the Company held two meetings. The Board of Directors of the Bank held 20 meetings during 1999. Except for Mr. Toomey who could not attend ten of the Bank's board meetings and all of the Company's board meetings because of business scheduling conflicts, all of the directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held in 1999. Except for Mr. Dobkin who could not attend 14 of the 52 meetings of the Bank's Loan Committee and 15 of the 52 meetings of the Bank's Executive Committee because of business scheduling conflicts, all of the directors attended at least 75% of committee meetings on which such directors served during 1999.

         The Board of Directors of the Company maintains the following committees:

         AUDIT COMMITTEE. The Audit Committee consists of Messrs. Norris, Berte, LaBelle, Marziali, Wolff and Ms. Flanagan, and Mr. Bailey (as an ex-officio member). The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and to review compliance with applicable laws and regulations. The committee is also responsible for engaging the Company's independent auditors and its internal auditor and monitoring their conduct and independence. Due to the timing of the conversion, the Audit Committee did not meet in 1999. However, the Bank's Audit Committee met four times in 1999.

         COMPENSATION COMMITTEE. The Compensation Committee consists of Messrs. Sommers, Berte, Dobkin, Wolff and Ms. Flanagan, and Mr. Bailey (as an ex-officio member). This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. Due to the timing of the conversion, the Compensation Committee did not meet in 1999. However, the Bank's Compensation Committee met nine times in 1999.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 2000 Annual Meeting consisted of Messrs. Dobkin, LaBelle, Marziali, Sommers and Mr. Bailey (as an ex-officio member). The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Nominating Committee met on July 31, 2000 to nominate the nominees for election at the annual meeting; however, Mr. LaBelle did not participate because he is a nominee for election as a director.

DIRECTORS' COMPENSATION

         FEES. Non-employee directors of the Bank each receive an annual retainer of $15,000, $750 for each board meeting attended and $200 for each committee meeting attended. Non-employee directors of the Company receive an annual retainer of $15,000.

         DIRECTORS' CONSULTATION PLAN. The Bank maintains a post-retirement consultation program for incumbent non-employee directors to ensure the continued availability of its retired directors as consultants to management because of their significant knowledge of and involvement in the Bank's operations. A director who retires at age 70 with at least 10 years of service receives an annual benefit equal to 50% of the average cash board compensation (retainers and meeting fees) received by the director over the three years preceding retirement. The benefit increases by 5% for each additional year of service with a maximum benefit equal to 100% of final average board compensation payable after 20 years of service. The benefit is payable until the earlier to occur of the tenth anniversary of the director's retirement or the director's death. A director with at least 10 years of service may elect to retire before age 70 but after age 65 with a corresponding reduction in the benefit equal to 5% for each year the director's age is less than age 70. The plan provides that each married retired director is guaranteed at least five annual payments. If a retired director dies before the receipt of at least five annual payments, any remaining payments will be made to the retired director's surviving spouse to ensure that a minimum of five payments are made. The plan also provides that the surviving spouse of an active director with at least 10 years of service who dies before age 65 receives a benefit payable for five years equal to 50% of the benefit the director would have been eligible to receive had the director attained age 70 before his death, and that the surviving spouse of an active director with at least 10 years of service who dies after attaining age 65 receives a benefit payable for five years equal to 100% of what that director would have received. In the event of a change in control (as defined in the plan), each incumbent director will be deemed retired for purposes of the plan and will receive a lump sum benefit equal to the present value of the normal retirement benefit with each director assumed to have at least 10 years of service.

         INCENTIVE PLAN. The Company is presenting the Incentive Plan to stockholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the four other highest paid executive officers of the Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 1999.


                                                          ANNUAL COMPENSATION (1)
                                                 ----------------------------------------
                                                                                                     ALL OTHER
NAME AND POSITION                                YEAR (2)        SALARY          BONUS (3)       COMPENSATION (4)
-----------------                                --------        ------          ---------       ----------------

Richard P. Meduski,
   President and Treasurer                         1999         $294,000         $110,000             $41,135

Charles L. Pike,
   First Executive Vice President                  1999          195,848           37,300               4,800

Douglas K. Anderson,
   Executive Vice President                        1999          160,000           15,200               2,199

Roger A. Somerville,
   Senior Vice President                           1999          124,833           27,500               4,339

Nicholas B. Mason,
   Senior Vice President and
   Chief Financial Officer                         1999          122,911           16,000               4,455

--------------------------------

(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(2) Information for the years ended December 31, 1998 and 1997 has been omitted because the Company was neither a public company nor a subsidiary of a public company at that time.
(3)  Represents board awarded discretionary cash bonus.
(4) Represents matching contributions under the Bank's 401(k) Plan in the amounts of $4,800, $4,800, $2,199, $4,339 and $4,455 for Messrs. Meduski,
     Pike, Anderson, Somerville and Mason, respectively. Also includes $36,335 paid to Mr. Meduski for premiums on an insurance policy in connection with an insurance-funded supplemental retirement program.


         EMPLOYMENT AGREEMENTS. Effective March 1, 2000, the Bank and the Company entered into three-year employment agreements with Messrs. Meduski, Pike, Anderson, Mason and Somerville. Under the employment agreements, the current salary level for Messrs. Meduski, Pike, Anderson, Mason and Somerville are $330,750, $220,329, $180,000, $138,275 and $140,438, respectively. On the anniversary of the commencement date of the employment agreements, the term of the employment agreements may be extended for an additional year at the discretion of the Board of Directors. The agreements are terminable by the employers at any time, by each executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by applicable regulations. If any executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank or the Company would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

         The employment agreements also provide for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Bank or the Company. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, after a change in control, an executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately before such change in control.

         Even though both the Bank and the Company employment agreements provide for a severance payment if a change in control occurs, the executive would only be entitled to receive a severance payment under one agreement. The executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or any other payments triggered liability under the Internal Revenue Code as an excise tax constituting "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the executive's average compensation over the preceding five-year period.

         Payments to the executive under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company' employment agreement would be made by the Company. The employment agreements also provide that the Bank and the Company will indemnify the executive to the fullest extent legally allowable.

         The employment agreements restrict each executive from competing against the Company or the Bank for a period of one year from the date of termination of the agreement if the executive is terminated without cause, except if such termination occurs after a change in control.

         PENSION PLAN. The Bank maintains a non-contributory pension plan for its employees. Generally, employees of the Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. A participant in the pension plan becomes vested in his or her accrued benefit under the pension plan upon the earlier of the: (i) attainment of the "normal retirement age" (as described in the pension plan) while employed at the Bank; or (ii) completion of five vesting years with the Bank. Participants are credited with vesting years for each plan year in which they complete at least 1,000 hours of service.

         A participant's accrued benefit under the pension plan is determined by multiplying 2% of the participant's annual compensation (defined as average annual compensation for the three consecutive calendar years that produce the highest average) by the number of years of service the participant has with the Bank up to thirty (30). However, pension benefits are reduced 1/15th for each of the first five years and 1/30th for each of the next five years, by which benefit commencement precedes normal retirement. Pension benefits are payable in equal monthly installments for life, or for married persons as a joint survivor annuity over the lives of the participant and spouse. If a participant dies while employed by the Bank, a death benefit will be payable to either his or her spouse or estate, or named beneficiary, equal to the entire amount of the participant's accrued benefit in the plan. If a participant is terminated from employment with a vested benefit and dies before starting to receive payments, the benefit will be payable on his or her behalf. Married participants in the pension plan may elect, with spousal consent where required by law, to receive their pension benefits in the form of a 50%, 75% or 100% joint and survivor annuity or a life only payment option.

         The following table indicates the annual retirement benefits that would be payable under the pension plan and the related supplemental executive retirement plan (see below) upon retirement at age 65 to a participant electing to receive his or her pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $135,000 and annual compensation for calculation purposes is limited to $170,000 for the 2000 calendar year.

       AVERAGE                                  YEARS OF SERVICE
       ANNUAL     -----------------------------------------------------------------------------------
    COMPENSATION          5             10            15            20            25           30+
  --------------        ----           ----          ----          ----          ----         ----

      $25,000          $2,500        $5,000        $7,500       $10,000       $12,500       $15,000
       50,000           5,000        10,000        15,000        20,000        25,000        30,000
       75,000           7,500        15,000        22,500        30,000        37,500        45,000
      100,000          10,000        20,000        30,000        40,000        50,000        60,000
      125,000          12,500        25,000        37,500        50,000        62,500        75,000
      150,000          15,000        30,000        45,000        60,000        75,000        90,000
      175,000          17,500        35,000        52,500        70,000        87,500       105,000
      200,000          20,000        40,000        60,000        80,000       100,000       120,000
      250,000          25,000        50,000        75,000       100,000       125,000       150,000
      300,000          30,000        60,000        90,000       120,000       150,000       180,000
      350,000          35,000        70,000       105,000       140,000       175,000       210,000
      400,000          40,000        80,000       120,000       160,000       200,000       240,000
      450,000          45,000        90,000       135,000       180,000       225,000       270,000
      500,000          50,000       100,000       150,000       200,000       250,000       300,000
      550,000          55,000       110,000       165,000       220,000       275,000       330,000

         At December 31, 1999, which is the date of the most recent pension plan statement, the pension plan's assets exceeded the benefit obligation by approximately $1.7 million. The pension plan benefits listed on the table above are not reduced for Social Security benefits or any other offset amount. As of January 1, 2000, Messrs. Meduski, Pike, Anderson, Somerville and Mason had 16, 16, 13, 15 and 11 years of service with the Bank, respectively, for purposes of the pension plan.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank has entered into individual supplemental executive retirement agreements with Messrs. Meduski and Pike to provide them with benefits that cannot be provided under the Bank's tax-qualified defined benefit pension plan (as described above) due to certain Internal Revenue Code limitations. In addition, the Bank maintains a separate supplemental executive retirement plan through which Mr. Anderson is eligible to receive an "excess" benefit similar to those provided to Messrs. Meduski and Pike under their individual agreements. Mr. Meduski has also been designated as a participant under a separate provision of the supplemental executive retirement plan which provides him with a guaranteed retirement benefit equal to 60% of his final average cash compensation for the three years preceding retirement, reduced by the benefits payable to him under the pension plan and his individual supplemental agreement. The benefits available under these arrangements are reflected in the pension plan table based on their years of service and levels of compensation.

         The Bank's supplemental executive retirement plan also provides Messrs. Meduski, Pike and Anderson with a supplemental retirement benefit determined by reference to the participant's average annual benefits under the Bank's ESOP and a related ESOP excess benefit provision of the supplemental plan. At retirement, the plan provides that a participant is entitled to receive a supplemental benefit equal to the average annual benefits the participant would have received with respect to the ESOP (including excess benefits) had the participant remained employed through the repayment of any ESOP loan outstanding as of his retirement, reduced by benefits actually accrued under the ESOP (including excess benefits) through the date of retirement. In the event of a change in control of the Company or the Bank (as defined in the plan), these benefits would be available to the participant on the same basis as if the participant had retired on the effective date of the change in control.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services for the Company without additional compensation, the Company's Compensation Committee evaluates the performance of each named executive officer, including the Chief Executive Officer, and makes recommendations to the Board of Directors which reviews the recommendations and determines the compensation based on their report.

         COMPENSATION PRACTICES. The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Compensation Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in Connecticut. Salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         A Board awarded discretionary bonus is also provided to executive officers. Such bonuses are subject to limitations as a percentage of salary and budget constraints. In addition, the named executive officers participate in other benefit plans available to all employees including the 401(k) Plan.

         LONG TERM INCENTIVE COMPENSATION. The Company is placing the Incentive Plan for stockholder approval, under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Board believes that stock ownership is a significant incentive in building stockholder value and in aligning the interests of employees with stockholders, since the value of this component of compensation increases as the common stock of the Company appreciates in value.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. During the fiscal year ended December 31, 1999, Mr. Meduski's base salary was $294,000. In addition, he received a performance bonus of $110,000 and other compensation totaling $41,135 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $445,135. The Board of Directors believes that Mr. Meduski's compensation is appropriate based upon Mr. Meduski's performance in managing the Bank and the Bank's financial performance during the 1999 fiscal year.

                             COMPENSATION COMMITTEE

                                 John G. Sommers
                                  A. Paul Berte
                                 M. Adler Dobkin
                               Sheila B. Flanagan
                                Gregory S. Wolff
                      Thomas A. Bailey (ex-officio member)

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank.

--------------------------------------------------------------------------------

                             STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder return on the Company's common stock with the cumulative total return on the Nasdaq Index and with the SNL $1 Billion to $5 Billion Asset Thrift Index. The graph assumes that $100 was invested at the close of business on March 2, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                            [LINE GRAPH APPEARS HERE]


                                                                             PERIOD ENDED
                                                     --------------------------------------------------------------
                                                     3/02/00       3/31/00      4/30/00      5/31/00      6/30/00
                                                     -------       -------      -------      -------      -------
Connecticut Bancshares, Inc......................    $100.00       $105.49      $116.31      $125.61      $142.68
The Nasdaq Index (U.S. Companies)................     100.00         96.84        81.43        71.60        84.17
SNL $1 Billion to $5 Billion Thrift
 Index...........................................     100.00        102.63       102.25       102.26       104.43

--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         LOANS AND EXTENSIONS OF CREDIT. Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Except for loans made to employees under the terms of Savings Bank of Manchester's Employee Mortgage Rate, the Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $15.8 million at December 31, 1999, all of which were performing according to their original terms at December 31, 1999.

         OTHER TRANSACTIONS. Mr. Anderson, the Bank's Executive Vice President, is a director and a significant shareholder of Open Solutions, Inc., the Bank's computer software provider. For the year ended December 31, 1999, the Bank paid fees to Open Solutions of $333,000.

         In addition, the Bank uses the services of the law firms of LaBelle, LaBelle, Naab & Horvath, P.C. and Woodhouse, Rubinow & Macht, P.C. Messrs. LaBelle and Rubinow, directors of the Company and the Bank, are partners of each of their respective firms. Both law firms are used for a variety of legal work in the ordinary course of the Bank's business. Total payments by the Bank to Mr. LaBelle's law firm totalled $230 for the year ended December 31, 1999. Total payments by the Bank to Mr. Rubinow's law firm totalled $38,000 for the year ended December 31, 1999.

--------------------------------------------------------------------------------

           PROPOSAL 2 -- APPROVAL OF THE CONNECTICUT BANCSHARES, INC.
                         2000 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

         The Board of Directors of the Company is presenting for stockholder approval the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix A. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan, which is attached to this proxy statement as Appendix A.

GENERAL

         The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 1,572,480 shares, consisting of 1,123,200 shares reserved for options and 449,280 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

TYPES OF AWARDS

         GENERAL. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         OPTIONS. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

         Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unvested options will be canceled and all vested options will remain exercisable for one year following retirement. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control (except as otherwise provided by applicable law or regulation), all unexercisable options held by an option holder will become fully exercisable and remain exercisable for the term of the option. Incentive stock options exercised more than three months after an option holder has terminated service in connection with a change in control or retirement will be treated as non-statutory stock options for tax purposes.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

         RESTRICTED STOCK AWARDS. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting.

         Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or in connection with a change in control (except as otherwise provided by applicable law or regulation), all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. Upon the occurrence of a change in control, all unvested stock awards held by a recipient will become immediately vested.

FEDERAL INCOME TAX TREATMENT

         OPTIONS. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         RESTRICTED STOCK AWARDS. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or before such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

AMENDMENTS

         Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

         If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

STOCKHOLDER APPROVAL, EFFECTIVE DATE OF PLAN AND REGULATORY COMPLIANCE

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at the annual meeting or (ii) on March 2, 2001, if the Incentive Plan is approved by a majority of the votes cast at the annual meeting.

NEW PLAN BENEFITS

         The Company anticipates that, following the effective date of the Incentive Plan, awards will be made to eligible directors, officers and employees at levels consistent with peer institutions and prevailing industry practices. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE CONNECTICUT BANCSHARES, INC. 2000 STOCK-BASED INCENTIVE PLAN.


--------------------------------------------------------------------------------

               PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         The Board of Directors has appointed Arthur Andersen LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Arthur Andersen LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, the Board of Directors would consider other independent public accountants. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on August 4, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON AUGUST 4, 2000 UPON WRITTEN REQUEST TO CAROLE L. YUNGK, CORPORATE SECRETARY, CONNECTICUT BANCSHARES, INC., 923 MAIN STREET, MANCHESTER, CONNECTICUT 06040.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         The Company expects to hold its 2001 Annual Meeting of stockholders in April or May of 2001. To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders by a reasonable time before the Company begins to print and mail its proxy materials for the 2001 Annual Meeting. Any such proposal will be subject to the proxy rules of the Securities and Exchange Commission adopted under the Securities Exchange Act of 1934.

         The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before an annual meeting of stockholders. The Bylaws provide an advance notice procedure for a stockholder to properly bring business before an annual meeting of stockholders. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that if less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include certain information specified in the Bylaws. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall require the Company to include in its proxy statement or form of proxy relating to any Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time the Company receives the proposal.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Carole L. Yungk

                                       Carole L. Yungk
                                       Corporate Secretary

Manchester, Connecticut
August 18, 2000

                           CONNECTICUT BANCSHARES, INC.               APPENDIX A
                        2000 STOCK-BASED INCENTIVE PLAN


1.       DEFINITIONS

         (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means The Savings Bank of Manchester, a Connecticut-chartered savings bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. [section] 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board,
(C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Conversion" means the conversion of Connecticut Bankshares, M.H.C. from mutual to stock form of organization.

         (k) "Date of Grant" means the effective date of an Award.

         (l) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

         (m) "Effective Date" means the earlier of the date that Plan is approved by shareholders or March 1, 2001.

         (n) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (p) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (q) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (r) "Holding Company" means Connecticut Bancshares, Inc., a Delaware corporation.

         (s) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (u) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (v) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (w) "Participant" means any person who holds an outstanding Award.

         (x) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (y) "Plan" means this Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan.

         (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (aa) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (bb) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (cc) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (dd) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an

Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of
Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 14 of the Plan, the number of shares reserved for Awards under the Plan is 1,572,480. Subject to adjustment as provided in Section 14 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 1,123,200. The number of shares reserved for Stock Awards is 449,280. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise
Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee,
(b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family; or (c) a transfer to the SBM Charitable Foundation, Inc. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations which, as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations which, as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises Stock Options more than (3) months from the Participant's cessation of employment.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

         (l) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

8.        STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control, unless otherwise prohibited by law or regulations, which as of the effective date of the Change in Control, are applicable to the Plan as a result of the Conversion, all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided that, the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

             "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Connecticut Bancshares, Inc. 2000 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Connecticut Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Connecticut Bancshares, Inc., 923 Main Street, Manchester, Connecticut 06040."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Treatment of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to a Participant), such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company or an Affiliate. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

                  (i) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

                  (ii) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  (iii) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

                  (iv) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

                  (v) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award are subject to have been achieved.

10.      DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any payment under the Plan otherwise due upon exercise of an Option. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.      METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.      TAXES

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(B)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at the Company's annual meeting; or (ii) on March 1, 2001 provided the Incentive Plan is approved only by a majority of the votes cast at the annual meeting.

19.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

21. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

         (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

         (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Awards granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

         (c) Replace the Awards with an immediate cash payment of equivalent value.

22.      COMPLIANCE WITH CONVERSION REGULATIONS

         Notwithstanding any other provision contained in this Plan:

         (a) Unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law, the Plan and any Awards under the Plan shall not become effective prior to March 1, 2001;

         (b) No Options or Stock Awards granted to any individual Employee prior to the first anniversary of the Conversion or March 1, 2001, may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (c) No Options or Stock Awards granted to any individual Outside Director prior to the first anniversary of the Conversion or March 1, 2001, may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (d) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to the first anniversary of the Conversion or March 1, 2001, may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

         (e) No Option granted prior to the first anniversary of the Conversion or March 1, 2001, may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

                                REVOCABLE PROXY

                          CONNECTICUT BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 OCTOBER 2,2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of Connecticut Bancshares, Inc. (the "Company"), consisting of Timothy J. Devanney,
M. Adler Dobkin, Sheila B. Flanagan, Eric A. Marziali, Richard P. Meduski, William D. O'Neill, John G. Sommers and Thomas E. Toomey, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on October 2, 2000, at 10:00 a.m. Local Time, at The Colony, 51 Hartford Turnpike, Route 83, Vernon, Connecticut and at any and all adjournments or postponements of the meeting, with all of the powers the undersigned would possess if personally present at such meeting as follows:



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         ANNUAL MEETING OF STOCKHOLDERS

                          CONNECTICUT BANCSHARES, INC.

                                 OCTOBER 2, 2000
                         -------------------------------


                            -------------------------
                            PROXY VOTING INSTRUCTIONS
                            -------------------------

TO VOTE BY MAIL
---------------
Please complete, date, sign and mail your proxy card in the enclosed postage-paid envelope.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                          ------------------
YOUR CONTROL NUMBER IS
                                          ------------------



A |X|  Please mark your
       votes as in this
       example.



                  FOR all nominees                 WITHHOLD                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
               listed at right (except             AUTHORITY                THE LISTED PROPOSALS.
                  as marked to the          to vote for all nominees
                  contrary below)               listed at right.

1.  ELECTION                                                            NOMINEES:  A. Paul Berte
    OF                                                                             John D. LaBelle, Jr.
    DIRECTORS           | |                           | |                          Jon L. Norris
                                                                                   Laurence P. Rubinow
                                                                                   Gregory S. Wolff

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR" and write that nominee's name on the line provided below.

_____________________________________________



2.  The approval of the Connecticut Bancshares,            FOR          AGAINST          ABSTAIN
    Inc. 2000 Stock-Based Incentive Plan.                  ---          -------          -------

                                                           | |            | |              | |



3.  The ratification of the appointment of Arthur          FOR          AGAINST          ABSTAIN
    Andersen LLP as independent auditors of                ---          -------          -------
    Connecticut Bancshares, Inc. for the fiscal
    year ending December 31, 2000.                         | |            | |              | |

    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PERSONS NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

    The undersigned acknowledges receipt from the Company, before the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated August 18, 2000 and an Annual Report to Stockholders.




Signature of Shareholder ________________________  Signature of Co-holder (if any) ________________________  Dated ___________, 2000

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, adiministrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.